EXCHANGE LISTED FUNDS TRUST

Akros Monthly Payout ETF (NYSE Arca Ticker: MPAY)

Cabana Target Beta ETF (Nasdaq Stock Market Ticker: TDSB)

Cabana Target Drawdown 10 ETF (Nasdaq Stock Market Ticker: TDSC)

Cabana Target Leading Sector Moderate ETF (Nasdaq Stock Market Ticker: CLSM)

Saba Closed-End Funds ETF (Cboe BZX Exchange Ticker: CEFS)

QRAFT AI-Enhanced U.S. Large Cap ETF (NYSE Arca Ticker: QRFT)

QRAFT AI-Enhanced U.S. Large Cap Momentum ETF (NYSE Arca Ticker: AMOM)

LG QRAFT AI-Powered U.S. Large Cap Core ETF (NYSE Arca Ticker: LQAI)

Bancreek U.S. Large Cap ETF (NYSE Arca Ticker: BCUS)

Bancreek International Large Cap ETF (NYSE Arca Ticker: BCIL)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 16, 2024, to each Fund’s currently effective

Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with those documents.

Effective immediately, as approved by the Board of Trustees of Exchange Listed Funds Trust on May 14, 2024, the table in the section of each Fund’s SAI titled “MANAGEMENT OF THE TRUST” listing the Officers is hereby amended to include the following:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Andrew Serowik (1976)	Vice President	Since 2024	Portfolio Manager, Exchange Traded Concepts, LLC (since 2018).